QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS) Shawn Harrison, Longbow Research.

Shawn Harrison - Longbow Research - Analyst

Two quick points of clarification. Mark, if you could just run through this is segment break down again for me?

Mark King  - Diodes Inc - SVP-Sales and Marketing

Okay. Let me get to my page there. 38% consumer, 36% computers, 15% telecom, 10% industrial, 2% automotive.

Shawn Harrison  - Longbow Research - Analyst

And other point of clarification was, Carl, I don't know if you mentioned cash flow from operations for the quarter.

Carl Wertz  - Diodes Inc - CFO

It was about $21.5 million, about 19% increase over the last year period.

Shawn Harrison  - Longbow Research - Analyst

My two real questions are just looking at the ASP decline quarter-over-quarter, it improved substantially. What are you anticipating for pricing pressure in the back half of the year and, more importantly, the third quarter?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think that we -- the third quarter is -- the market situation is better, so I would expect the ASP declines to be, or the ASP to be relatively stable in the quarter.

Shawn Harrison  - Longbow Research - Analyst

Okay, and then just the improved guidance, I guess, versus most of our expectations, was that more on the discrete side of the business or the analog? I guess if you could parse out of strength that you are seeing and maybe break it down to the market, as well.

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think it is across all product lines. All of our products sell quite well together, so generally our customer momentum, they fly together. So I think, again, the second half of the year is very computer and consumer-oriented, so we see a good percentage of this as what we expect in the third quarter.

Shawn Harrison  - Longbow Research - Analyst

Is there any, I guess, improving sales volume into the handset market baked into that, as well, given some of the new wins?

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Mark King  - Diodes Inc - SVP-Sales and Marketing

I don't think so. I think this is more our traditional end equipment that is driving this number. Maybe some increase, but not dramatic increase from that volume.

Shawn Harrison  - Longbow Research - Analyst

If and when that happens, would that be more of an '08 phenomenon, then?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think we are continuing to make progress in that market in some of our newer products where we are focused, our hall sensor and so forth. So I would expect it to be back-end loaded or end of 2008.

Shawn Harrison  - Longbow Research - Analyst

Okay. Thank you.

Operator

Steve Smigie, Raymond James.

Steven Smigie  - Raymond James & Associates - Analyst

I was hoping you might be given to clarify a little bit more the gross margin pick up you might expect to see in Q3. Is that 20 basis points or more like 50 basis points?

Carl Wertz  - Diodes Inc - CFO

Basically, we are indicating it is going to be up slightly. Again, I'm not sure what the definition of slightly is. It's better than zero and probably less than 100 basis points. I think the analysts actually have us about 100 basis points up in the third quarter. That is probably a little on the high-end.

Steven Smigie  - Raymond James & Associates - Analyst

Okay, and then Mark indicated that the pricing seems to be stabilizing a little bit. Would that allow you to potentially see another gross margin increase going into Q4, as well?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think we have to continue to watch the market environment and the utilization of our competitors and how well our competitors perform to really judge that. So I think we should just look at where we at right at this point.

Carl Wertz  - Diodes Inc - CFO

We usually face about a 1.5 to 2% price erosion on a quarterly basis and on an annualized basis of five to 7%. So I think we still will see price erosion competitiveness in the third quarter. Hopefully the revenue pick-up will be from the units and a mix improvement, integration of the -- moving the test facility up to our facilities in China. Now, we will have the full quarter of using that. So we should be up slightly. We just don't know how much in the environment we are in right now.

Steven Smigie  - Raymond James & Associates - Analyst

R&D was 3.3% of revenue this quarter. I think your target had been about 3%. Was it just a one-time item with the acquisition here and it will drop back to less than 3% sort of short-term, or is the 3.3 more of a normal rate --

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Let me answer that question. When we picked up APD, we picked up the R&D dollar, but APD did not have that much revenue. So from a percent point of view, we could get it higher. But as -- when our revenue continue growing, on top of our 6 to 9% then continue growing. That percent R&D would drop. We are not increasing our R&D dollar expense. So therefore, the percent could be higher in second quarter because the revenue is not increased from APD acquisition.

Steven Smigie  - Raymond James & Associates - Analyst

I appreciate that. And the last question and I'll get off, is if I did the number right, it looks like SG&A also ticked up a few tenths of a point here. Does that stay at a higher level here, or does that drop back off?

Carl Wertz  - Diodes Inc - CFO

SG&A at 13.9 in the second -- first quarter was 13.8. I would envision for the third quarter the percentage will drop down a little. We will maintain pretty good control.

Steven Smigie  - Raymond James & Associates - Analyst

Thanks a lot.

Operator

Gary Mobley, A. G. Edwards.

Gary Mobley  - A.G. Edwards - Analyst

With ASP's having declined only 2% quarter-over-quarter, it appears as though most of the gross margin decline on a sequential basis was a function of the increase in depreciation. So with CapEx twice the rate of depreciation, or twice the amount of depreciation, why should we not think that depreciation will grow at a much faster rate than sales and thus provide a much faster -- rather large headwind to the gross margin improvement?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

I think, number one, we have been keeping our CapEx at the 12% -- 10 to 12% of our revenue. So while our revenue continued growing, our depreciation as a percent of the revenue should not increase because we have been keeping that kind of rate for awhile. And -- when this time, the gross margin a little drop is really because when you put in the capacity, sometimes you are not fully loaded at the beginning. But then give a quarter or two, then you have loaded up that new capacity.

Gary Mobley  - A.G. Edwards - Analyst

I'm coming up with a number here where your depreciation should grow about 30% this year versus sales growth of 17% or so. Is that going to be a long-term trend, where we have depreciation ramping up at a much faster rate?

Carl Wertz  - Diodes Inc - CFO

Gary, you need to probably look at the 30%. That may be on the high-end. We grew at about, I think, 7% sequentially from the first quarter to the second, pretty much in line with the unit production and the increase in sales. So our depreciation for the quarter was $6.7 million and we were $6.3 million in the first.

Gary Mobley  - A.G. Edwards - Analyst

Okay, moving on to a different topic, could you give us some update on what you guys are having to pay for wafer pricing? Have you seen reprive in the pricing trends there?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Are you talking about the pricing for the wafer we purchase?

Gary Mobley  - A.G. Edwards - Analyst

That's correct.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Number one, for discrete, a lot of wafers actually come in from our manufacturing FabTech wafer Fab and therefore, I don't see, other than the original wafer material at the beginning of this year, it is some increase. Other than that, we don't see a major price increasing.

For analog majority of our wafer is coming from our sister company Lite-On Semiconductor. And when we purchased Anachip, we do have a purchase agreement at the beginning of this year again, due to the six inch wafer raw material increase, we pay a little more. But after that, the price is holding the same.

Gary Mobley  - A.G. Edwards - Analyst

All right. Thanks, guys.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

(multiple speakers) Okay.

Operator

Kevin Rottinghaus, Cleveland Research.

Kevin Rottinghaus  - Cleveland Research Company - Analyst

On R&D, just to clarify, will the percentage of revenues, you expect it to stabilize here or do you think it will go down second half of the year?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

I think that I mentioned if our revenue go to a higher level since our R&D will not be significant increase, then as a percent, could be slightly drop in the second half.

Kevin Rottinghaus  - Cleveland Research Company - Analyst

Okay and SG&A, you do expect to drop in 3Q and 4Q as a percentage of revenue?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

It's the same situation.

Carl Wertz  - Diodes Inc - CFO

Yes. Percentagewise, definitely.

Kevin Rottinghaus  - Cleveland Research Company - Analyst

Okay. The increase in gross margins that you are looking for this quarter, how much of that is attributable to mix versus just a higher utilization inside the fab?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

The majority we are looking at it is like we moved our operation from Hsinchu, Taiwan to our facility in China. That will give us some improvement. Number two, when we start to move subcontracts in the third quarter, we will finish whatever we want to transfer to our manufacturing. We will transfer from Anachip. And therefore, it will give us another improvement. So based on that end, and we might need to offset some of the ASP drop due to the market -- traditionally every quarter, you look at a one to 2% ASP drop, but with the improvement of what I mentioned, then we should see some improvement.

Kevin Rottinghaus  - Cleveland Research Company - Analyst

The Anachip move, you will effectively be done by the end of Q3 with what you want to get done, moved in-house?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Yes, I mentioned before we are not 100% moved in. I think I talked about that before. We intend to do -- it is about 25% of the total usage. We either don't have that capability or it is not worth it to increase the capacity for it. So we will keep about 25%, but not move in. And then we will keep another probably 10% just keep a subcontract or continue producing for us in case we have a need to -- if our own capacity cannot catch up with the demand. So we took in somewhere around 65%, 60 to 65% of the total remaining going to be produced by our manufacturing. And in third quarter, by end of third quarter we should be done with all this.

Mark King  - Diodes Inc - SVP-Sales and Marketing

And if I might add, just because we dumped in the production there doesn't mean all the profit comes right away. As we move products in, efficiencies will come over time and especially in some of the new packages we've done. So there should be a gradual improvement as the factory builds more and more of these devices and we balance those line centers.

Kevin Rottinghaus  - Cleveland Research Company - Analyst

Okay.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

That is another thing I forgot to mention. We picked up a new package like a [TR220] package and like other, when you transfer from outside to inside and you need then incur some extra yield higher. So with all this stuff, it takes time to be efficient, as good as other product line. Therefore, you continue to see some improvement.

Operator

Ramesh Misra, C.E. Unterberg, Towbin.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Good morning, and good evening, gentlemen. Good to see you hitting records again. My first question was in regards to your decline in wafer sales from your Kansas facility fab. So can you talk about what factory utilization of your Kansas City facility was?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Our realization is still somewhere around 80 to 85%

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay, so was that up or down in the quarter?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Actually, it is up.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay. And so --

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

But we used more and that is why we reduced the sale to outside.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

-- eventually.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

So are wafer costs over there better than what you are getting from your external suppliers?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Sure.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Is it significantly greater? Can you quantify that, Dr. Lu?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

I won't say significantly lower, but our operation should -- it is lower than we could get from outside, even if you're talking about U.S. operation versus the Asia operation. We still -- one thing you know our capacity in the wafer fab is quite large. And that capacity and that efficiency, especially the yield, all this will give us a cost edge. Therefore, even if our overhead is a bit higher and our other costs are higher, but the efficiency, the volume, and the productivity will offset this. So we still -- should be making money from that operation.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

So why would you not pull in more of the wafer production that you're doing outside into this facility and run it at pretty much 100% or 95%?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Well (multiple speakers) typically for the wafer fab 85% -- 80 to 85% is considered. It depends on how you define. I know some of the companies, they define. They always talking about 105%. They define. How do you define
100%? What I can tell you is our output is about 5x of about six, seven years ago when we bought this wafer fab. Our output is now -- monthly output is about 5x.

Carl Wertz  - Diodes Inc - CFO

Actually, we've been producing around 50,000 wafers per month and I think part of the revenue decrease was the fact that we moved a lot of that internally and we are using -- consuming more than internally in China. And I think when Dr. Lu is saying we're at 85% approximate, we are also looking at a theoretical of about 55,000 wafers a month. So we are probably in the 85 to 90% bracket on a theoretical 55. We've never hit 55 yet, but we put some CapEx in there to try and give them some opportunity to continue to grow that wafer opportunities.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Is any of the analog products being manufactured in Kansas or any plan on doing so?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

No.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

No and no because most of the analog we moved from the bipolar to CMOS. So today, most -- or almost 90, 80, 90% of our analog is in bipolar. But we moved from bipolar for the future products on the boards of CMOS and our Kansas City facility is a bipolar facility. Second thing is for analog, currently, we loading at the LSC six inch. Our Kansas City is only five inch. So I don't think it is cost-effective. For the descrete, five inch may be enough and 6 inch will be more cost-effective. So we might try to convert it to six inch, but at this moment, we do not intend to move any bipolar analog to our FabTech operation and we continually develop a new product based on the CMOS technology.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay (multiple speakers). Thanks, Dr. Lu. How much of the CapEx in the first half was allocated to FabTech?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Actually, very small.

Mark King  - Diodes Inc - SVP-Sales and Marketing

The majority is going into the packaging in China.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

You know our back-end capacity, again, we don't call 100% because we see the capability for changing the product from one to the other one. But we are running above 95% and therefore, we -- the revenue continue going up. If you look at it, we kept asserting that record revenue and with most of the analog product from subcontract to internal, we actually spent a lot of money in China facilities for packaging.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Got it. Okay, shifting gears a little then it, would you say that it is reasonable to expect to complete the acquisition before the year end?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

You're talking about another acquisition?

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Yes.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

I don't think so.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

We might, we might, but not at this moment, I cannot tell you I have complete acquisition by end of the year. We continue to talk to different companies. We continue evaluating the new opportunities. But today, I do not have anyone agreed with the price I'm willing to offer.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay. And will this acquisition be purely financed through cash or would there be a stock component, as well?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Well, as I said, so far we don't have any. But the one did look at so far is all-cash. We have several of them we are evaluating right now and all of them we evaluate today it's all 100% cash.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay. And one final question and then I will get off. Is this potential acquisition in the analog space or is it discrete. Can you provide a little more details about what kind of product types are you focusing on to complement your portfolio?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Ideally I like to, is for both. So currently, the majority of the one I evaluate and focus on is all analog plus discrete.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Okay. Thank you very much, gentlemen.

Operator

Harish Kumar.

Harish Kumar  - Morgan, Keegan & Company - Analyst

Harish Kumar, Morgan Keegan. Good evening, Dr. Lu, and good morning Carl and Mark. A couple of housekeeping questions. Should we assume tax rates to be around 15% going forward?

Carl Wertz  - Diodes Inc - CFO

We said mid-teens, so 14, 16, 15, it is a pretty complex environment.

Harsh Kumar  - Morgan, Keegan & Company - Analyst

Fair enough. And that I think this question was asked earlier and Dr. Lu had given some clarification on R&D that it won't grow too much on absolute dollars. Can you give us some sense of SG&A? You said it would come down as a percentage a little bit. Is that pretty fair to assume, so this would be the high percentagewise?

Carl Wertz  - Diodes Inc - CFO

Pretty safe to say that 13.9 is the high side. You should see improvement in a percentage.

Harsh Kumar  - Morgan, Keegan & Company - Analyst

Next question, Anachip, I think you had said publicly that 34% -- after you move everything in that gross margins could go up to 34% exiting the year. Is that optimistic at this point in time?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

For this year, it is probably because, like I mentioned earlier, because the yield, the learning curve, we do need some time to build our efficiency, our yield.

Carl Wertz - Diodes Inc - CFO

I believed by the end of the year exiting it, we should be very close to that. We are already in the 32% range for analog products.

Harsh Kumar - Morgan, Keegan & Company - Analyst

So you'll be somewhere in that zone. That's helpful, Carl. And then last question, your cell phone revenues I believe are not a whole lot, one, 2% call it. Can you give us a sense, Dr. Lu, can you give me a sense of what kind of products outside of a hall sensor you have addressing the cell phone market, either Mark or Dr. Lu?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Well, I think we use the hall sensor as a vehicle to bring us into the cell phone company. So originally when we in the discrete only, I do not think any cell phone company really want to use our product. But right now with our analog product, especially now that we have a hall sensor, which provide a solution to the need, we open up the door to get into the cell phone market. So we do have several of design win, but it is not finalized yet, but we cannot really disclose about it. And we don't know when they are going to be granted.

Harsh Kumar  - Morgan, Keegan & Company - Analyst

Okay. I guess, Dr. Lu, are there other products in your company portfolio that going to cell phone or that could go into cell phones?

Dr. Keh-Shew Lu - Diodes Inc - President, CEO

Power management is one because cell phones do use a lot of power management type of products and we hope some of the LCD -- somewhat the LCD driver and the majority is hall sensor.

Harsh Kumar  - Morgan, Keegan & Company - Analyst

Fair enough. Thank you, that's helpful. Thank you.

Operator

Christopher Longiaru, Sidoti & Co.

Christopher Longiaru  - Sidoti & Company - Analyst

I guess my main question is you said that as percentage of sales, research and development and SG&A will be coming down a little bit. Stripping out that one-time charge, it looks like you had operating margin of about 14.7%. What kind of improvement can we expect in Q3?

Carl Wertz  - Diodes Inc - CFO

I just don't have data right in front of me. I think --

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Could you repeat the question?

Christopher Longiaru  - Sidoti & Company - Analyst

Just talking about sequential improvement, you said that as a percentage of sales, both the R&D and SG&A were going to come down in the quarter, and excluding that one-time charge you have this quarter, your operating margin was about 14.7%. It was actually down slightly sequentially. I wanted to know what kind of an operating margin improvement we could expect based on the fact that you're going to have efficiencies going forward from the combination of the movement of the analog productline, as well as a sales increase, making SG&A and R&D a smaller percentage of sales going forward.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Okay, let me try to answer this one. As I said, the SG&A and the R&D dollarwise probably won't decrease, but due to the revenue increase these costs as a percent probably will be going down, that's number one. Number two, we do see our entities, we could have a gross margin improvement because the ASP is going to be move to the wrong direction. But we believe our effort to improve the gross margin should be over ASPs. And that is why we put a slight improvement on the gross margin. Now, exactly what will be the number would be very difficult at this moment to predict, because we cannot really predict too much of ASP. I don't know if that answers your question.

Christopher Longiaru  - Sidoti & Company - Analyst

I was thinking more on the operating side, but that kind of gives me an idea.

Carl Wertz  - Diodes Inc - CFO

I think we've given the guidance on the gross margin. We've talked about the SG&A as a relatively slight improvement on a percentage of revenue. Likewise, we're going to control the R&D, that should be back in the lower 3% range instead of 3.3, and there will not be restructuring costs flowing through the income statement of the third quarter. And if you take the six to 9% revenue growth, the should pretty much get you operating margins.

Christopher Longiaru  - Sidoti & Company - Analyst

Got that. And just Europe was down slightly sequentially from 4.5% of sales to 4%, was that just mainly because Asia was so strong?

Unidentified Company Representative

Yes.

Christopher Longiaru  - Sidoti & Company - Analyst

And what kind of growth do you see in Asia -- in Europe going forward?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think we just continued to grow our share there. As I mentioned, our POS, we have a record -- most of our European business goes through distribution channels like North America. And we came off a record first quarter in POS and we were up another 21% in POS this quarter. So I -- third quarter is generally soft because of the European holidays, but I think our progress there is quite good. I think it will continue to be. Now Asia continues to grow and to work the growth we can do in these other territories. But I think Europe is definitely going to be a revenue driver going forward.

Christopher Longiaru  - Sidoti & Company - Analyst

Okay, great. That's all I had, gentlemen. Thank you.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

We're going to continue to set new record revenue. I think all the region is gaining market share. That's for sure.

Operator

(OPERATOR INSTRUCTIONS) Ray Rund, Shaker Investments.

Ray Rund  - Shaker Investments - Analyst

My questions have been answered. Thank you.

Operator

Steve Smigie, Raymond James.

Steven Smigie  - Raymond James & Associates - Analyst

Thanks for letting me do the follow-up here. Mark, on the order trends with the customers, you mentioned 70 customers. If I remember correctly, it has been more 50 customers in the past if I'm remembering that right. Is that marking a pretty significant jump here in the number of customers you are addressing and you're seeing pretty significant expansion with all the new products? Is that the way to read that?

Mark King  - Diodes Inc - SVP-Sales and Marketing

Yes, there is just a lot of activity. The design activity is quite good. The product acceptance is quite good. We have a lot of new products. These SBRs are new to the customer, so it may take a little longer and so forth, but the interest levels are quite high, on the hall sensor the interest levels are quite high. So we are seeing an enormous amount of activity at the design cycle. And we feel we are pretty well positioned to win designs because of our previous customer positions. So I think it is going quite well, yes.

Steven Smigie  - Raymond James & Associates - Analyst

So would it be fair to say that as I try to look out to Q4 revenue that I might expect that to be potentially even a little bit better than seasonally normal?

Mark King  - Diodes Inc - SVP-Sales and Marketing

We have pretty aggressive third quarter revenue. I don't want to focus on the third quarter (multiple speakers) start talking about the fourth quarter a little later. I kind of go a week, a day, a month, a quarter at a time.

Steven Smigie  - Raymond James & Associates - Analyst

Fair enough. I think you mentioned a European handset customer, I'm not sure if one you mentioned in the past, but wouldn't be fair to say that European customer is a major OEM?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I don't think I mentioned a European handset -- yes, not a major OEM, secondary.

Steven Smigie  - Raymond James & Associates - Analyst

And you had the 2% ASP decline in the quarter. But you also saw pretty decent revenue here and decent revenue outlook. Is the ASP decline partly as you were making the decision maybe to sacrifice a little bit on the margin side to try to get that extra revenue growth, or is that just pick up more wins?

Mark King  - Diodes Inc - SVP-Sales and Marketing

I think that we live in a competitive environment on all of our products and there is always going to be ASP decline. So it is important that we manage our mix. It is important that we manage our mix geographically. And it is important that we work our costs down. So ASP erosion and price declines are a part of our business.

So last year was a softer year because it was just a more solid year from a growth perspective and so on. We just had a little bit more pressure. So I think we do live in a competitive environment, so there will be price erosion and there will be price pressure all the time.

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

But profitable growth, since we said a profitable growth is our vision as long as we are making money.

Carl Wertz  - Diodes Inc - CFO

Still focus on growing the gross profit dollars.

Steven Smigie  - Raymond James & Associates - Analyst

Okay, and along those lines, you guys have had a significant number of new product announcements here in the past quarter. Would you say that the gross margin percentage that you get on those new products is somewhat higher than products you have introduced in the past?

Mark King - Diodes Inc - SVP-Sales and Marketing

Yes.

Steven Smigie - Raymond James & Associates - Analyst

Okay, great. Thank you.

Operator

(OPERATOR INSTRUCTIONS) Ramesh Misra, C.E. Unterberg, Towbin.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

Just a quick follow-up. In the past you've supplied pretty much across the board into Apple. Is there any reason to believe that you are in the Apple iPhone?

Mark King  - Diodes Inc - SVP-Sales and Marketing

We don't really get into specific programs, but I think we are pretty consistent in our saying, and we I think we participate in all their platforms.

Ramesh Misra - C.E. Unterberg, Towbin - Analyst

Any rough gauge what the dollar content?

Mark King - Diodes Inc - SVP-Sales and Marketing

We've never -- going back all the way to the beginning we've never really discussed contents and amount in each.

Ramesh Misra  - C.E. Unterberg, Towbin - Analyst

I try to push my luck. Thanks, Mark.

Mark King  - Diodes Inc - SVP-Sales and Marketing

Okay.

Operator

At this time, there are no further questions.

Crocker Coulson  - CCG Investor Relations - IR

I think we would really like to thank everyone for the questions and the strong participation. Dr. Lu, you have any closing remarks?

Dr. Keh-Shew Lu  - Diodes Inc - President, CEO

Well, I think we had a great quarter in second quarter and looking forward even the market -- another company announced their third quarter going to be tough, but I think we still look at six to 9% growth. So we believe we going to be still gaining market share. Now, we believe we going to be seeing some improvement due to -- like I mentioned earlier, about several actions we're taking to improve the gross margin. So I think we will have another good quarter in front of us.

Crocker Coulson - CCG Investor Relations - IR

That was quite an elegant summary. We're going to be participating in a number of conferences this fall and look forward to seeing many of you there. If anyone has any follow-up questions, feel free to give myself or Carl Wertz a call at the conclusion of this call and we will do our best to get your answers. Thank you.

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Operator

Thank you for participating in today's conference call. You may now disconnect.